OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND
Supplement dated December 4, 2009 to the
Prospectus dated May 29, 2009

This supplement amends the Prospectus of Oppenheimer Portfolio Series: Active Allocation Fund (the “Fund”) dated May 29, 2009.

The sentence immediately following the first table in the “Advisory Fees” section, on page 36, is deleted in its entirety and replaced with the following:

In addition, the Active Allocation Fund pays the Manager an asset allocation fee of 0.10% of the first $3 billion of average annual net assets of the Fund and 0.08% of average annual net assets in excess of $3 billion. Effective December 1, 2009 through September 30, 2010 (the “waiver period”), the Manager has voluntarily agreed to reduce its asset allocation fee rate by 0.02% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance, measured as of November 30, 2009, is in the fifth quintile of the Fund’s Lipper peer group, and by 0.01% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the asset allocation fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.01% of the Fund's average daily net assets, and if the Fund's trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the asset allocation fee reduction will be terminated effective the following business day. The asset allocation fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

December 4, 2009                                                PS0550.003